                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      October 24, 1997


                       COPLEY REALTY INCOME PARTNERS 4;
                             A LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


     0-18735                                             04-3058134
(Commission File Number)                     (IRS Employer Identification No.)


 225 Franklin Street, 25th Floor
          Boston, MA                                        02110
(Address of principal executive offices)                  (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On October 24, 1997, Copley Realty Income Partners 4; A Limited Partnership sold its interest in a property known as Fairmont Commerce Center located in Tempe, AZ. The property was sold to an institutional buyer (the "Buyer") which is unaffiliated with the Partnership. The selling price was determined by arm's length negotiations between the Partnership and the Buyer. The property was sold for $3,600,000. The Partnership received net proceeds of approximately $2,008,000 and recognized a gain of approximately $982,000.


Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented for the period ended September 30, 1997 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1996 (Exhibit B) and the period ended September 30, 1997 (Exhibit C).


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 10, 1997            COPLEY REALTY INCOME PARTNERS 4;
                                         A LIMITED PARTNERSHIP
                                            (Registrant)



                                    By:  Fourth Income Corp.,
                                         Managing General Partner


                                    By:  /s/  Wesley M. Gardiner, Jr.
                                    ---------------------------------
                                      Name:  Wesley M. Gardiner, Jr.
                                      Title:  President

Copley Realty Income Partners 4;                          EXHIBIT A
A Limited Partnership
Pro Forma Balance Sheet
September 30, 1997
Unaudited


                                                                          Pro Forma            September 30, 1997
                                               September 30, 1997         Adjustment                Pro Forma
ASSETS                                         ------------------         ----------                ---------

Real estate joint ventures                            $3,739,326                 $0                        $3,739,326
Property held for disposition                            917,570           (917,570)(a)                             0
                                               ------------------       ------------        --------------------------
                                                       4,656,896           (917,570)                        3,739,326

Cash and cash equivalents                              1,123,833          2,007,808 (a)                     3,131,641
Short-term investments                                   494,421                  0                           494,421
                                               ------------------       ------------        --------------------------
                                                      $6,275,150         $1,090,238                        $7,365,388
                                               ==================       ============        ==========================


LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                         $45,203                  0                           $45,203
Accrued management fee                                    14,124                  0                            14,124
Deferred disposition fees                                 89,700            108,000 (b)                       197,700
                                               ------------------       ------------        --------------------------

Total liabilities                                        149,027            108,000                           257,027
                                               ------------------       ------------        --------------------------

Partners' capital (deficit):
      Limited partners ($729 per unit;
        100,000 units authorized, 11,931
        units issued and outstanding)                  6,129,409            972,416 (a)                     7,101,825
      General partners                                    (3,286)             9,822 (a)                         6,536
                                               ------------------       ------------        --------------------------

Total partners' capital                                6,126,123            982,238                         7,108,361
                                               ------------------       ------------        --------------------------
                                                      $6,275,150         $1,090,238                        $7,365,388
                                               ==================       ============        ==========================

Copley Realty Income Partners 4;                                      EXHIBIT B
A Limited Partnership
Pro Forma Income Statement
December 31, 1996
Unaudited





                                                                                           Pro Forma       December 31, 1996
                                                                 December 31, 1996         Adjustment          Pro Forma
                                                                 -----------------         ----------          ---------
Investment Activity

Joint venture earnings                                                    $497,089            (116,666)(c)            $380,423
Interest on cash equivalents and short term investments                     82,769                   0                  82,769
Gain on sale of property                                                         0             982,238 (a)             982,238
                                                                  -----------------      --------------       -----------------

                                                                           579,858             865,572               1,445,430

Portfolio Expenses

Management fee                                                              74,613             (11,219)(f)              63,394
General and administrative                                                  86,055              (5,500)(g)              80,555
Amortization                                                                 7,446                   0                   7,446
                                                                  -----------------      --------------       -----------------
                                                                           168,114             (16,719)                151,395
                                                                  -----------------      --------------       -----------------

Net income                                                                $411,744            $882,291              $1,294,035
                                                                  =================      ==============       =================

Net income per limited partnership unit                                     $34.17              $73.21(d)                $107.38
                                                                  =================      ==============       =================

Number of limited partnership units
  outstanding during the period                                             11,931              11,931                  11,931
                                                                  =================      ==============       =================

Copley Realty Income Partners 4;              EXHIBIT C
A Limited Partnership
Pro Forma Income Statement
September 30, 1997
Unaudited


                                                                                     Pro Forma            September 30, 1997
                                                             September 30, 1997      Adjustment                Pro Forma
                                                             ------------------      ----------                ---------
Investment Activity

Joint venture earnings                                                $344,764           (99,318)(c)                   $245,446
Interest on cash equivalents and short term investments                 75,558                 0                         75,558
Gain on sale of property                                               973,919           982,238 (a)                  1,956,157
                                                                  -------------      ------------        -----------------------

                                                                     1,394,241           882,920                      2,277,161

Portfolio Expenses

Management fee                                                          49,774            (8,965)(f)                     40,809
General and administrative                                              73,770                 0 (g)                     73,770
Amortization                                                             5,051                 0                          5,051
                                                                  -------------      ------------        -----------------------
                                                                       128,595            (8,965)                       119,630
                                                                  -------------      ------------        -----------------------

Net income                                                          $1,265,646          $891,885                     $2,157,531
                                                                  =============      ============        =======================

Net income per limited partnership unit                                $105.02            $74.01 (d)                    $179.03
                                                                  =============      ============        =======================

Number of limited partnership units
  outstanding during the period                                         11,931            11,931                         11,931
                                                                  =============      ============        =======================

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain on such disposal to the Partners.

(b) Disposition fee incurred in connection with the disposition of the asset discussed in Item 2 herein.

(c) Removal of 1996 operating activity related to the disposed asset discussed in Item 2 herein.

(d) Calculation of net income per limited partnership unit after the removal of operating activity and addition of the gain related to the disposed asset discussed in Item 2 herein.

(e) Removal of 1997 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(f) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(g) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.